                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               MITCHAM INDUSTRIES, INC.
                   (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

       ------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

     5)   Total fee paid:

       ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

       ------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------

     3)   Filing Party:

       ------------------------------------------------------------------------

     4)   Date Filed:

       ------------------------------------------------------------------------

                              MITCHAM INDUSTRIES, INC.
                                POST OFFICE BOX 1175
                               44000 HIGHWAY 75 SOUTH
                              HUNTSVILLE, TEXAS 77342

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JULY 9, 1998

To our Shareholders:

     The Annual Meeting of the Shareholders (the "Annual Meeting") of Mitcham Industries, Inc., a Texas corporation (the "Company"), will be held on July 9, 1998, at the Houston Marriott North, 255 North Sam Houston Parkway East, Houston, Texas at 10:00 a.m. for the purpose of considering and voting on the following matters:

          1. The election of six directors to serve until the next Annual Meeting and until their successors are elected and qualify.

          2.   The approval of the Company's 1998 Stock Awards Plan.

          3. The approval of the selection of Hein + Associates LLP as the Company's independent auditors for the fiscal year ended January 31, 1999.

          4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has established the close of business on May 12, 1998, as the record date for determining the shareholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, EVEN IF YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

                                             By Order of the Board of Directors,


                                             Roberto Rios
                                             SECRETARY


May 31, 1998

                  -----------------------------------------------

                              MITCHAM INDUSTRIES, INC.
                                POST OFFICE BOX 1175
                               44000 HIGHWAY 75 SOUTH
                              HUNTSVILLE, TEXAS 77342

                  -----------------------------------------------

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JULY 9, 1998
                     ------------------------------------------

                              SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies from the holders of record of the common stock, par value $.01 per share (the "Common Stock"), at the close of business on May 12, 1998, for use at the Annual Meeting to be held at 10:00 a.m., Houston, Texas time, on July 9, 1998, and any adjournments thereof. This Proxy Statement, the attached proxy and the Company's Annual Report for the fiscal year ended January 31, 1998 are being mailed together on or about June 8, 1998 to shareholders entitled to notice of and to vote at the Annual Meeting. The principal executive office of the Company is Post Office Box 1175, 44000 Highway 75 South, Huntsville, Texas 77342.

     Properly executed proxies will be voted as directed. If no direction is indicated therein, proxies received pursuant to this solicitation will be voted FOR: (i) the election of the six nominees for director; (ii) the approval of the Company's 1998 Stock Awards Plan; (iii) the ratification of the indicated independent public accountants; and (iv) as recommended by the Board of Directors with regard to any other matters or if no recommendation is given, in their own discretion.

     A proxy on the enclosed form may be revoked by the shareholder at any time before it is voted by filing with the Secretary of the Company a written revocation, by voting in person at the meeting, or by delivering a proxy bearing a later date. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

     All costs of this Proxy Statement and the proxy and the cost of soliciting proxies relating to the Annual Meeting will be borne by the Company. It is anticipated that the solicitation of proxies for the Annual Meeting will be made only by use of the mails. However, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. The Company will request that the brokerage houses, custodians, nominees, and fiduciaries forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record for such persons, and the Company will reimburse such persons for their related reasonable out-of-pocket expenses.

                                 VOTING OF SECURITIES

     At the close of business on May 12, 1998, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, there were 9,512,829 issued and outstanding shares of Common Stock, each of which share is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

     The Company's Bylaws provide that the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Assuming such a majority is present, the election of directors will require a plurality of the votes cast at the Annual Meeting. Abstentions from and broker non-votes on the proposal to elect directors will be counted for purposes of determining the presence of a quorum, but will not be included in the total shares voted for or against any nominee. A broker non-vote occurs if a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because he does not have discretionary authority to vote shares and has not received instructions from the beneficial owner with respect to such proposal. The approval of the Company's 1998 Stock Awards Plan and the ratification of the selected independent public accountants will require the affirmative vote of a majority of the shares entitled to vote and that voted or abstained at the Annual Meeting. Thus, abstentions from the proposals will have the same legal effect as a vote against the proposals, but a broker non-vote will not be counted for purposes of determining whether a majority is achieved.

               PRINCIPAL HOLDERS OF SECURITIES AND SECURITY OWNERSHIP
                                   OF MANAGEMENT

     PRINCIPAL HOLDERS OF SECURITIES. The following table sets forth the beneficial ownership of Common Stock as of May 12, 1998 with respect to each person known by the Company to be the beneficial owners of 5% or more of the Company's shares of outstanding Common Stock. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                            COMMON STOCK
                                                         BENEFICIALLY OWNED
 NAME AND ADDRESS                    ---------------------------------------------------------
 OF BENEFICIAL OWNER                 NUMBER OF SHARES                         PERCENT OF CLASS
 -------------------                 ----------------                         ----------------

 Billy F. Mitcham, Jr  . . . . . . .       636,062(1)                               6.6%
 P. O. Box 1175
 Huntsville, Texas 77342

 Wellington Management Company, LLP        667,000(2)                               7.0%
 75 State Street
 Boston, Massachusetts 02109

 R. Chaney & Partners IV L.P.  . . .       495,000(3)                               5.2%
 909 Fannin, Suite 1275
 Two Houston Center
 Houston, Texas 77010

---------------------
     (1)  Includes an aggregate of 239,490 shares of Common Stock owned by Billy
          F. Mitcham, Sr. (95,040 shares), Paul C. Mitcham (89,930 shares), and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons (the "Mitcham Childrens' Trusts") (54,520 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 142,572 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (38,880 shares), Billy F. Mitcham, Sr. (45,750 shares), Paul C. Mitcham (39,500 shares), and the two trusts (17,442 shares).

     (2)  As of December 31, 1997, based upon information contained in a
          Schedule 13G, dated January 14, 1998, filed by Wellington Management Company, LLP ("Wellington") with the Securities and Exchange Commission ("SEC"). All securities reported in Wellington's Schedule 13G are owned by certain of its clients. Wellington has shared disposition power with respect to all of these shares and shared voting power with respect to 367,000 of these shares.

     (3)  As of February 27, 1998, based upon information contained in a
          Schedule 13G, dated March 3, 1998, filed jointly by R. Chaney & Partners IV L.P. ("Fund IV"), R. Chaney & Partners III L.P. ("Fund III"), R. Chaney Investments, Inc. ("Investments") and R. Chaney & Partners, Inc. ("Partners") with the SEC. The Schedule 13G indicates that Fund IV beneficially owns and has sole disposition and voting power over 230,000 shares and Fund III beneficially owns and has sole disposition and voting power over 265,000 shares. Investments is the sole general partner of Fund IV, Partners is the sole general partner of Fund III and Robert H. Chaney is the sole shareholder of Investments and Partners.

     SECURITY OWNERSHIP OF MANAGEMENT. The following table sets forth the beneficial ownership of Common Stock as of May 12, 1998, by (i) the Named Executive (as defined on page 8) and each of the other executive officers of the Company; (ii) each director and nominee; and (iii) all directors and executive officers as a group. All persons listed have sole disposition and voting power with respect to the indicated shares except as otherwise noted.

                                                                   COMMON STOCK
                                                                BENEFICIALLY OWNED
 NAME AND ADDRESS                                    ----------------------------------------
 OF BENEFICIAL OWNER(1)                              NUMBER OF SHARES        PERCENT OF CLASS
 ----------------------                              ----------------        ----------------
 Billy F. Mitcham, Jr. . . . . . . . .                  636,062(2)                   6.6%
 Paul C. Mitcham . . . . . . . . . . .                  129,430(3)                   1.4%
 Roberto Rios  . . . . . . . . . . . .                   34,422(4)                     *
 William J. Sheppard . . . . . . . . .                   32,422(5)                     *
 Gordon M. Greve . . . . . . . . . . .                    2,000(6)                     *
 Randal Dean Lewis . . . . . . . . . .                    1,000(6)                     *
 John F. Schwalbe  . . . . . . . . . .                    3,000(6)                     *
 All directors and executive officers                   708,906(7)                   7.3%
  as a group (7 persons)

---------------------
*    Less than 1%

     (1) The business address of each shareholder is the same as that of the Company's principal executive offices.

     (2)  Includes an aggregate of 239,490 shares of Common Stock owned by Billy
          F. Mitcham, Sr. (95,040 shares); Paul C. Mitcham (89,930 shares); and the Mitcham Childrens' Trusts (54,520 shares), as to which Mr. Mitcham, Jr. has sole voting rights under a Voting Agreement. Also includes shares underlying currently exercisable options to purchase an aggregate of 141,572 shares of Common Stock, as follows: Billy F. Mitcham, Jr. (38,880 shares), Billy F. Mitcham, Sr. (45,750 shares), Paul C. Mitcham (39,500 shares), and the two trusts (17,442 shares).

     (3) Includes shares underlying currently exercisable options to purchase 39,500 shares of Common Stock.

     (4) Includes shares underlying currently exercisable options to purchase 30,000 shares and a currently exercisable warrant to purchase 2,422 shares.

     (5) Represents shares underlying currently exercisable options and warrants.

     (6)  Represents shares underlying currently exercisable options.

     (7) Includes shares underlying currently exercisable options and warrants to purchase an aggregate of 212,416 shares of Common Stock, as follows: the 141,572 shares referred to in footnote (2) above, Roberto Rios (32,422 shares), William J. Sheppard (32,422 shares), Gordon M. Greve (2,000 shares), Randal Dean Lewis (1,000 shares) and John F. Schwalbe (3,000 shares).

                                ELECTION OF DIRECTORS

     Six directors will be elected at the Annual Meeting. Shares or proxies may not be voted for more than six nominees for directors. Each director so elected will hold office until the next Annual Meeting and until his successor is elected and qualified. All director nominees are currently directors of the Company. Mr. Greve will not stand for re-election as a director.

     The persons named as proxies in the proxy have been designated by the Board of Directors and intend to vote such proxy "FOR" the persons named below in the election of the Board of Directors, except to the extent authority to vote is withheld from one or more nominees. If any such nominee is unable to serve as a director, it is intended that the shares represented by proxies will be voted in the absence of contrary indication for any substitute nominee that the Board of Directors designates.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

     NOMINEES FOR DIRECTOR. Set forth below is certain information as of May 12, 1998, with respect to each nominee of the Board of Directors, including the business experience of each during at least the past five years and the age of each on May 12, 1998. The nominees have consented to be named in this Proxy Statement and to serve as directors if elected.

 NAME                                      PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE
 ----                                      --------------------                     ---      --------------
 BILLY F. MITCHAM, JR.      Chairman of the Board, President and Chief              50            1987
                            Executive Officer.  Mr. Mitcham has more than 20
                            years of experience in the geophysical industry.
                            From 1979 to 1987, he served in various management
                            capacities with Mitcham Associates, an unrelated
                            equipment leasing company.  From 1975 to 1979, Mr.
                            Mitcham served in various capacities with
                            Halliburton Services, primarily in oilfield
                            services.

 PAUL C. MITCHAM            Vice President-Operations and a director of the         33            1994
                            Company.  Mr. Mitcham has been employed by the
                            Company in various management positions since
                            1989.  Prior to 1989, he worked in various field
                            positions in the geophysical industry.  Paul C.
                            Mitcham is the brother of Billy F. Mitcham, Jr.

                                       5


 NAME                                      PRINCIPAL OCCUPATION                     AGE      DIRECTOR SINCE
 ----                                      --------------------                     ---      --------------
 ROBERTO RIOS               Vice President - Finance, Secretary and Treasurer       40       September 1994
                            and a director of the company.  From 1990 until
                            joining the Company in September 1994, Mr. Rios
                            held several senior-level positions, including
                            Vice-President and General Manager, with ADVO,
                            Incorporated, a publicly-traded nationwide direct
                            mail distribution company.  From 1980 to 1989, he
                            held several financial positions, including
                            Controller, of The Shoppers' Guide, a company that
                            produces a direct mail advertising guide and that
                            is a subsidiary of Harte-Hanks Communications,
                            Inc., a multimedia company.  Mr. Rios is a
                            Certified Public Accountant and a member of the
                            American Institute of Certified Public
                            Accountants.

 WILLIAM J. SHEPPARD        Vice President-International Operations and a           50        October 1994
                            director of the Company.  Mr. Sheppard has more
                            than 25 years of experience in the geophysical
                            industry.  From 1987 until October 1994, Mr.
                            Sheppard was the President of Alberta Supply
                            Company, a Canadian seismic equipment sales and
                            services company.

 RANDALL DEAN LEWIS         Mr. Lewis is the interim Dean of the Business           54          June 1995
                            School at Sam Houston University and he has served
                            in this capacity since October 1995.  From 1987 to
                            October 1995, Mr. Lewis was the Associate Dean and
                            Professor of Marketing at Sam Houston State
                            University.  Prior to 1987, Mr. Lewis held a
                            number of executive positions in the banking and
                            finance industries.

 JOHN F. SCHWALBE           Mr. Schwalbe has been a Certified Public                54        November 1994
                            Accountant in private practice since 1978, with
                            primary emphasis on tax planning, consultation,
                            and compliance.

                                       6

                         MEETINGS AND COMMITTEES OF THE BOARD

     During the fiscal year ended January 31, 1998, the Board of Directors of the Company held 11 meetings. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a Nominating Committee.

     AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Schwalbe, Lewis and Greve, held three meetings during the fiscal year ended January 31, 1998. Its functions are to: (1) recommend the appointment of independent public accountants; (2) review the scope of the audit by the independent public accountants; (3) review the independence of the independent public accountants; (4) consider the adequacy of the system of internal controls and review any proposed corrective actions; (5) review and monitor the Company's policies regarding business ethics and conflicts of interest; and (6) discuss with management and the independent public accountants the Company's draft of annual financial statements and key accounting and/or reporting matters.

     COMPENSATION COMMITTEE. The Compensation Committee, which is composed of Messrs. Schwalbe, Lewis and Greve, held two meetings during the fiscal year ended January 31, 1998. Its functions are to: (1) review the Company's general compensation strategy; (2) establish the salaries and bonuses of the Company's executive officers; and (3) review and administer the Company's 1994 Stock Option Plan.

     During the fiscal year ended January 31, 1998, no incumbent director attended less than 75% of the aggregate number of meetings of the Board of Directors and the total number of meetings of the committees on which he served.

                                EXECUTIVE COMPENSATION

     The following table shows all compensation earned during the fiscal years ended January 31, 1996, 1997 and 1998 by the Chairman of the Board, Chief Executive Officer and President of the Company (the "Named Executive"). No other executive officer of the Company received total salary and bonus in any of those fiscal years that exceeded $100,000.

                              SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                      ANNUAL COMPENSATION          COMPENSATION
                              -----------------------------------  ------------
                              FISCAL YEAR                            AWARDS OF       ALL OTHER
         NAME AND                ENDED                                 STOCK        COMPENSATION
    PRINCIPAL  POSITION       JANUARY 31,   SALARY($)    BONUS($)   OPTIONS (#)          ($)
    -------------------       -----------   ---------    --------  ------------     ------------
 Billy F. Mitcham, Jr.           1998       $153,000    $     0       15,000           $ 0
   Chairman of the Board,        1997       $115,833    $38,670(1)     9,000           $ 0
   President and Chief           1996       $100,000    $42,261(1)     9,000           $ 0
   Executive Officer

-------------
     (1)  Bonus actually paid in the subsequent fiscal year.

     OPTION GRANTS. The following provides information as to grants of stock options made by the Company during the fiscal year ended January 31, 1998 to the Named Executive. The Company has not granted any stock appreciation rights.

                          OPTION GRANTS IN 1998 FISCAL YEAR

                                                          INDIVIDUAL GRANTS
                           --------------------------------------------------------------------------------
                                                         % OF TOTAL OPTIONS
                              NUMBER OF SECURITIES      GRANTED TO EMPLOYEES
                           UNDERLYING OPTIONS GRANTED         IN 1998            EXERCISE        EXPIRATION
 NAME                                  (#)                   FISCAL YEAR       PRICE ($/sh)          DATE
 ----                      --------------------------   --------------------   ------------      ----------
 Billy F. Mitcham, Jr.             15,000(1)                     23%           $    22(1)       October 3, 2007

-------------
     (1) Incentive stock option granted on October 3, 1997 under the 1994 Stock Option Plan. The option may be exercised to purchase the total number of shares on October 3, 1998. The option price was set at the fair market value of the Company's Common Stock. The fair market value of a share of the Company's Common Stock is the closing price at which the Common Stock was sold on the date of grant. To the extent the option is not vested on the optionee's retirement, death or disability, it is forfeited.

     OPTION EXERCISES AND YEAR-END OPTION VALUES. The following table provides information as to options exercised by the Named Executive in the 1998 fiscal year and year-end value of unexercised options held by the Named Executive.

                  AGGREGATE OPTION EXERCISES IN 1998 FISCAL YEAR AND
                            JANUARY 31, 1998 OPTION VALUES

                                                                   NUMBER OF SECURITIES           VALUE OF
                                                                  UNDERLYING UNEXERCISED         UNEXERCISED
                                                                       OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                                   JANUARY 31, 1998(#)       JANUARY 31, 1998($)
                                                                   -------------------       -------------------
                         SHARES ACQUIRED             VALUE            EXERCISABLE/              EXERCISABLE/
  NAME                   ON EXERCISE (#)        REALIZED ($)(1)       UNEXERCISABLE             UNEXERCISABLE
  ----                   ---------------        ---------------       -------------             -------------
  Billy F. Mitcham, Jr.          45,120             $663,990          38,880/15,000             $501,120(2)/$0

----------------------
     (1) Market value on the date of the exercise of shares covered by options exercised, minus the exercise price.
     (2) Market value of shares covered by in-the-money options on January 31, 1998 (18 1/16), minus the exercise price.

     EMPLOYMENT AGREEMENT. Billy F. Mitcham, Jr.'s employment agreement with the Company is for a term of five years, beginning January 15, 1997, which term is automatically extended for successive one-year periods unless either party gives written notice of termination at least 30 days prior to the end of the current term. The Employment Agreement replaced his previous employment agreement. The Employment Agreement provides for an annual salary of $150,000 (increased to $187,000 effective November 1, 1997) and a bonus at the discretion of the Board of Directors. It may be terminated prior to the end of the initial term or any extension thereof if Mr. Mitcham dies; if it is determined that Mr. Mitcham has become disabled (as defined); if Mr. Mitcham gives three months prior notice of resignation; if the Company gives Mr. Mitcham notice of termination "without cause"; or if the Board of Directors determines that Mr. Mitcham has breached the Employment Agreement in any material respect, has appropriated a material business opportunity of the Company or has engaged in fraud or dishonesty with respect to the Company's business or is convicted of or indicted for any felony criminal offense or any crime punishable by imprisonment. If Mr. Mitcham terminates his employment within 60 days following (i) a material reduction in his duties and responsibilities (without his consent) or (ii) a reduction in, or failure by the Company to pay when due, any portion of his salary, he will be entitled to payments equal to $450,000, payable ratably over the 24 months following such termination. For a period of two years after the termination of the Employment Agreement, Mr. Mitcham is prohibited from engaging in any business activities which are competitive with the Company's business and from diverting any of the Company's customers to a competitor. The Company has no employment agreements with any of its other executive officers.

     COMPENSATION OF DIRECTORS. The Company pays directors who are not employees of the Company $500 for every meeting attended and reimburses their expenses incurred in attending board and committee meetings. In addition, under the 1994 Non-Employee Director Stock Option Plan, each non-employee director will receive an option to purchase 5,000 shares upon becoming a director and on the date of each annual meeting of shareholders at which he is re-elected as a director.

                        CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Effective September 20, 1993, the Company and Billy F. Mitcham, Jr. entered into a Voting Agreement (the "Voting Agreement") with Billy F. Mitcham, Sr., Paul C. Mitcham and two trusts established for the benefit of Mr. Mitcham, Jr.'s sons. Under the Voting Agreement, the holders of shares subject thereto have agreed that Mr. Mitcham, Jr. has the authority to vote an additional 239,490 shares, or 2.5% of the Company's outstanding Common Stock. Mr. Mitcham, Jr. has voting control of an aggregate of 636,062 shares, or 6.6%, of the Company's Common Stock, as of May 12, 1998. The Voting Agreement will terminate on the earlier of the agreement of the parties, the transfer by the parties thereto of their shares or the expiration of 25 years. See "Principal Holders of Securities and Security Ownership of Management."

     Since April 1994, the Company has engaged Billy F. Mitcham, Sr. as a consultant under a consulting agreement. Mr. Mitcham, Sr. has been involved in the energy industry since 1952 and was formerly the owner and the President of Mitcham Associates, Inc., which was also engaged in the leasing and sale of peripheral seismic equipment. Mr. Mitcham, Sr. has served as an industry expert and consultant for the Company since 1987 and was engaged on terms similar to those in his present consulting agreement during that time, though not pursuant to a written agreement. The agreement calls for monthly payments to Mr. Mitcham, Sr. of $5,500. The Company paid Mr. Mitcham, Sr. a total of $66,000 under the agreement in the 1998 fiscal year. The consulting agreement prohibits Mr. Mitcham, Sr. from providing consulting services to, and from contacting or soliciting in an effort to provide services to, any competitor of the Company for two years after the termination of his engagement. The current term of the agreement expires January 31, 1999, subject to earlier termination on the occurrence of certain stated events, and is renewable for successive one-year terms at the Company's option. The Company believes Mr. Mitcham, Sr. could successfully compete with the Company, given his contacts and extensive knowledge of the seismic leasing
industry.   For the above reasons, the Company believes the terms of Mr.
Mitcham, Sr.'s consulting agreement are no less favorable than could be obtained from an unaffiliated third party with similar experience.

                               PROPOSAL TO APPROVE THE
                                1998 STOCK AWARDS PLAN

     On April 30, 1998, the Board of Directors adopted the Company's 1998 Stock Awards Plan (the "1998 Stock Awards Plan") subject to approval by the Company's shareholders at the Annual Meeting. The 1998 Stock Awards Plan supplements the Company's 1994 Stock Option Plan (the "1994 Plan"), which the shareholders of the Company approved on May 2, 1994. All 350,000 options authorized for issuance under the 1994 Stock Option Plan have been granted and as of May 12, 1998, 262,880 options remained unexercised. The 1994 Plan only provides for the grant of stock options to the Company's employees. In addition to stock options, the 1998 Stock Awards Plan provides for the grant of stock appreciation rights, restricted stock awards, performance awards, and phantom stock awards to the Company's employees. Rather than authorizing an issuance of additional options under the 1994 Stock Option Plan, the Board determined to make available to the Company's employees a variety of awards. The principal advantage to the Company of the 1998 Stock Awards Plan is to enable the Company to better attract, retain, and develop a top-quality management team. In addition, the 1998 Stock Awards Plan will provide the Company with a broad stock-based incentive plan which will align the participants' interests to the profitability of the Company's business.

     The following discussion is a summary of certain key provisions of the 1998 Stock Awards Plan and is subject to qualification by reference to the 1998 Stock Awards Plan, a copy of which is attached to this Proxy Statement as EXHIBIT A.

ADMINISTRATION

     The 1998 Stock Awards Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the power to determine which employees will receive an award, the time or time when such award will be made, the type of the award and the number of shares of Common Stock to be issued under the award or the value of the award. Only persons who at the time of the award are employees of the Company or of any subsidiary of the Company will be eligible to receive awards under the 1998 Stock Awards Plan.

TYPES OF AWARDS

     The 1998 Stock Awards Plan provides for the grant of incentive and non-qualified stock options, restricted stock awards, stock appreciation rights, and performance and phantom stock awards. Prior to the grant of any award, the Committee may establish performance goals that are based on the attainment of specified corporate objectives.

     OPTIONS. The 1998 Stock Awards Plan provides for two types of options: incentive stock options and nonqualified stock options. The Compensation Committee will designate the key employees to receive the options, the number of shares subject to the options, and the terms and conditions of each option granted under the 1998 Stock Awards Plan. The term of any option granted under the 1998 Stock Awards Plan shall be determined by the Compensation Committee, except that the term of any incentive stock option cannot exceed 10 years from the date of the grant and any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries will not be exercisable after the expiration of five years from the date of grant. No option may be exercised sooner than six months from the date of grant. The exercise price per share of Common Stock for options granted under the 1998 Stock Awards Plan will be determined by the Compensation Committee, except that the exercise price of an incentive stock option cannot be less than the fair market value of a share of Common Stock on the date the option is granted. Further, the exercise price of any incentive stock option granted to an employee who possesses more than 10% of the total combined voting power of all classes of shares of the Company or of its subsidiaries must be at least 110% of the fair market value of the share at the time such option is granted. The exercise price of options granted under the 1998 Stock Awards Plan will be paid in full in a manner prescribed by the Compensation
Committee.   The 1998 Stock Awards Plan permits holders of options, with approval of the Compensation Committee, to relinquish all or any part of the unexercised portion thereof in exchange for replacement under certain circumstances.

     RESTRICTED STOCK AWARDS. Under a restricted stock award, Common Stock will be issued or delivered to the employee at any time the award is made without any cash payment to the Company, except to the extent otherwise provided by the Compensation Committee or required by law. Shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as the Compensation Committee determines in its discretion. The restrictions on disposition may lapse based upon (a) the Company's attainment of specific performance targets established by the Compensation Committee that are based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's revenue, or (iv) the Company's pre-tax cash flow from operations,
(b) the grantee's tenure with the Company, or (c) a combination of both factors. The Company will retain custody of the Common Stock issued pursuant to a restricted stock award until the disposition restrictions lapse. An employee may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such shares until the expiration of the restriction period. However, upon the issuance to the employee of Common Stock pursuant to a restricted share award, except for the foregoing restrictions, such employee will have all the rights of a shareholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares.

     STOCK APPRECIATION RIGHTS. A stock appreciation right permits the holder thereof to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the holder multiplied by the excess of the fair market value of Common Stock on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option and no stock appreciation right may be exercised sooner than six months from the date of grant. The exercise price of the stock appreciation right may not be less than the fair market value of a share of Common Stock on the date the Stock Appreciation Right is granted (or 110% of such fair market value if granted in connection with an incentive stock option). A stock appreciation right may be exercised in whole or in such installments and at such time as determined by the Compensation Committee.

     PERFORMANCE AND PHANTOM STOCK AWARDS. The 1998 Stock Awards Plan will permit grants of performance awards and phantom stock awards, which may be paid in cash, Common Stock or a combination thereof, as determined by the Compensation Committee. Performance awards granted under the 1998 Stock Awards Plan will have a maximum value established by the Compensation Committee at the time of the grant. A grantee's receipt of such amount will be contingent upon satisfaction by the Company, or any subsidiary, division or department thereof of future performance conditions established by the Compensation Committee prior to the beginning of the performance period.
Such performance awards, however, are subject to later revisions as the Compensation Committee deems appropriate to reflect significant unforeseen events or changes. A performance award will terminate if the grantee's employment with the Company terminates during the applicable performance period, except as otherwise provided by the Compensation Committee at the time of grant. Phantom stock awards granted under the 1998 Stock Awards Plan are awards of Common Stock or rights to receive amounts equal to stock appreciation over a specified period of time. Such awards vest over a period of time or upon the occurrence of specific events established by the Compensation Committee, without payment of any amounts by the holder thereof (except to the extent required by law) or satisfaction of any performance criteria or objectives. A phantom stock award will terminate if the grantee's employment with the Company terminates during the applicable vesting period or, if applicable, the occurrence of a specific event, except as otherwise provided by the Compensation Committee at the time of grant. In determining the value of performance awards or phantom stock awards, the Compensation Committee must take into account the employee's responsibility level, performance, potential, other awards under the 1998 Stock Awards Plan, and other such consideration as it deems appropriate. Such payment may be made in a lump sum or in installments as prescribed by the Compensation Committee. Any payment made in Common Stock will be based upon the fair market value of the Common Stock on the payment date.

CHANGE OF CONTROL PROVISIONS

     If there is a "Change of Control" (as defined in the 1998 Stock Awards
Plan), all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee in its discretion may determine that a Change of Control, each Award (other than an Option) shall terminate within a specified number of days after notice to the holder, and each holder shall receive cash in the amount equal to the excess of the "Change of Control Value", as defined in the plan. With respect to options, the Committee may effect any one of the following alternatives: (i) determine a limited period of time on or before a specified date (before or after the change in control) after which the specified date all unexercised options shall terminate, (ii) require the mandatory surrender to the Company by the holders of some or all of the outstanding options held by the holders as of the date of the Change of Control specified by the Committee, in which case the Committee shall cancel the options and the Company shall pay the excess of the Change of Control Value of the share subject to such option over the exercise prices under such options for such shares, (iii) make such adjustments to options then outstanding as the Committee deems appropriate to reflect such Change of Control, or (iv) provided that thereafter upon any exercise of an option the holder shall be entitled to purchase under such option, in lieu of the number of shares of stock then covered by such option the number and class of shares stock or other securities or property to which the holder would have been entitled under the agreement of merger, consolidation, or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the holder has been the holder of record of the number of shares of stock then covered by such option.

FEDERAL INCOME TAX CONSEQUENCES

     NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the 1998 Stock Awards Plan are not taxable to an employee when granted but result in taxation at exercise, at which time the employee will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the employee recognizes this income.

     INCENTIVE STOCK OPTIONS. An employee will generally not recognize income on receipt or exercise of an incentive stock option ("ISO") so long as he or she has been an employee of the Company or its subsidiaries from the date the option was granted until three months before the date of exercise; however, the amount by which the fair market value of the stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the stock received on exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

     In contrast, if an employee exercises an ISO but does not satisfy the holding period requirements with respect to the stock acquired on exercise, the employee generally will recognize ordinary income in the year of the disposition equal to the excess, if any, of the fair market value of the stock on the date of exercise over the option price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). If, however, the fair market value of the stock on the date of disposition is less than on the date of exercise, the employee will recognize ordinary income equal only to the difference between the amount realized on disposition and the exercise price. In either event, the Company will be entitled to deduct an amount equal to the amount constituting ordinary income to the employee in the year of the premature disposition.

     STOCK APPRECIATION RIGHTS. There are no immediate tax consequences to an employee when a stock appreciation right is granted. When an employee exercises the right to the appreciation in fair market value of stock represented by a stock appreciation right, payments made, whether in cash or stock, are includible in the employee's gross income. The Company will be entitled to deduct the same amount as a business expense at the time. When payments are made in stock, the includible amount and corresponding deduction equal the fair market value of the stock on the date of exercise.

     RESTRICTED STOCK. The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will be includible in the employee's gross income at receipt unless the property is subject to a substantial risk of forfeiture (and is either nontransferable or after transfer remains subject to such risk of forfeiture). In this case, taxation will be deferred until the first taxable year the stock is no longer subject to substantial risk of forfeiture. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

     OTHER STOCK-BASED AWARDS/INCENTIVE AWARDS. Any cash payments or the fair market value of any Common Stock or other property an employee receives in connection with other stock-based awards, incentive awards, or as unrestricted payments equivalent to dividends on unfunded awards or on restricted stock are includible in income in the year received or made available to the employee without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount the employee includes in income as a business expense in the year of payment.

     Section 162(m) of the Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that awards of options, SARs and certain other "performance-based compensation" awards under the 1998 Stock Awards Plan will quality for the performance-based compensation exception to the deductibility limit, assuming that the 1998 Stock Awards Plan is approved by shareholders.

     State tax consequences may in some cases differ from those described above. Awards under the 1998 Stock Awards Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

PLAN AMENDMENT AND TERMINATION

     The Board may alter or amend the 1998 Stock Awards Plan from time to time but no change in any Award may be made which would impair the rights of the holder without the consent of the holder and the Board may not, without approval of the shareholders, amend the 1998 Stock Awards Plan to (a) increase the maximum number of shares which may be issued on exercise or surrender of Award (except in certain cases of Changes in Control as more fully set forth in the 1998 Stock Awards Plan), (b) change the Option price,
(c) change the class of employees eligible to receive Awards, (d) extend the maximum period during which awards may be granted under the 1998 Stock Awards Plan, (e) materially modify the requirements as to eligibility for participation in the 1998 Stock Awards Plan, or (f) or decrease any authority granted to the Committee in contravention of Rule 16b-3 under the Exchange Act. No grants may be made under the 1998 Stock Awards Plan after April 30, 2008. The 1998 Stock Awards Plan shall remain in effect until all Awards granted have been satisfied or expired.

TRANSFER AND RESALE RESTRICTIONS

     The Awards are not transferrable except in the event of the participant's death or under a "qualified domestic relations order" as defined under applicable law. The key employees of the Company may not offer or resell shares acquired under the 1998 Stock Awards Plan without registration under the Securities Act, or compliance with Rule 144. On May 28, 1998, the closing price of the Common Stock as reported in The Wall Street Journal for Nasdaq National Market transactions was $10 3/4.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be necessary to approve the 1998 Stock Awards Plan.

     The Board of Directors recommends a vote "FOR" the adoption of the 1998 Stock Awards plan.

             RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     THE BOARD OF DIRECTORS HAS SELECTED HEIN + ASSOCIATES LLP, WHICH HAS SERVED AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY SINCE 1993, AS INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT THE BOOKS, RECORDS AND ACCOUNTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JANUARY 31, 1999. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF SUCH SELECTION. A REPRESENTATIVE OF HEIN + ASSOCIATES LLP IS EXPECTED TO BE PRESENT AT THE ANNUAL MEETING AND WILL HAVE THE OPPORTUNITY TO MAKE A STATEMENT, IF SUCH REPRESENTATIVE CHOOSES TO DO SO, AND WILL BE AVAILABLE TO RESPOND TO APPROPRIATE QUESTIONS.

                                    ANNUAL REPORT

     THE COMPANY'S ANNUAL REPORT COVERING THE FISCAL YEAR ENDED JANUARY 31, 1998 ACCOMPANIES THIS PROXY STATEMENT. EXCEPT FOR THE FINANCIAL STATEMENTS INCLUDED IN THE ANNUAL REPORT THAT ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN, THE ANNUAL REPORT IS NOT INCORPORATED IN THIS PROXY STATEMENT AND IS NOT TO BE DEEMED PART OF THIS PROXY SOLICITING MATERIAL. ADDITIONAL COPIES OF THE ANNUAL REPORT ARE AVAILABLE UPON REQUEST.

                                     FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JANUARY 31, 1998, AS FILED WITH THE SEC (EXCLUDING EXHIBITS), INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED IN WRITING TO THE SECRETARY, MITCHAM INDUSTRIES, INC., POST OFFICE BOX 1175, 44000 HIGHWAY 75 SOUTH, HUNTSVILLE, TEXAS 77342.

                                    OTHER MATTERS

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's Common Stock to file initial reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of such forms and any amendments thereto furnished to the Company during the fiscal year ended January 31,

1998, the Company believes that all filings required to be made under Section 16(a) were timely made, except that each of Billy F. Mitcham, Jr., Roberto Rios, William J. Sheppard and Randall Dean Lewis filed a Form 4 reporting his sale of Common Sock in September 1997 one day later than the due date.

     OTHER MATTERS. At the date hereof, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the meeting, however, it is intended that the persons named in the accompanying proxy will vote such proxy in accordance with the discretion and instructions of the Board of Directors.

                         SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for consideration by the Company's Board of Directors at the Company's 1999 Annual Meeting of Shareholders should submit them in writing to the attention of the Secretary of the Company no later than February 7, 1999, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy for that meeting.

                              By Order of the Board of Directors,



                              Roberto Rios
                              Secretary


May 31, 1998

                                   EXHIBIT A

                            MITCHAM INDUSTRIES, INC.
                             1998 STOCK AWARDS PLAN

                                  I.  PURPOSE

     The purpose of the MITCHAM INDUSTRIES, INC. 1998 STOCK AWARDS PLAN (the "PLAN") is to provide a means through which Mitcham Industries, Inc., a Texas corporation (the "COMPANY"), and its subsidiaries, may attract able persons to enter the employ of the Company and to provide a means whereby those employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide employees with additional incentive and rewards opportunities designed to enhance the profitable growth of the Company. Therefore, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee as provided herein.

                                II.  DEFINITIONS

     The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

     (a) "AFFILIATES" means any Parent corporation of the Company and any "subsidiary" of the Company within the meaning of Code Section 424(e) and
(f), respectively.

     (b) "AWARD" means, individually or collectively, any Option, Restricted Stock Award, Phantom Stock Award, Performance Award Agreement or Stock Appreciation Right.

     (c) "AWARD AGREEMENT" means any Option Agreement, Restricted Stock Agreement, Phantom Stock Award Agreement, Performance Award Agreement or Stock Appreciation Rights Agreement.

     (d)  "BOARD" means the Board of Directors of the Company.

     (e) "CHANGE OF CONTROL" means the occurrence of any of the following events: (i) the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, provides or gains ownership or control (including, without limitation, power to vote) or more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the Board.

     (f) "CHANGE OF CONTROL VALUE" means (i) the per share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which Awards are exercisable, as determined by the Committee, whichever is applicable. If the consideration offered to shareholders of the Company consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

     (g) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulations under such section.

     (h) "COMMITTEE" means the Compensation Committee of the Board which shall be (i) constituted so as to permit the Plan to comply with Rule 16b-3 and (ii) constituted solely of "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder.

     (i)  "COMPANY" means Mitcham Industries, Inc. and any of its Affiliates.

     (j) "DIRECTOR" means an individual elected to the Board by the shareholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after that date.

     (k) An "EMPLOYEE" means any person (including an officer or a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code).

     (l)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     (m) "FAIR MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Stock (i) reported by the any interdealer quotation system on which the Stock is quoted on that date or
(ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. If Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in the manner as it deems appropriate.

     (n)  "HOLDER" means an employee who has been granted an Award.

     (o) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of Section 422(b) of the Code.

     (p) "NONQUALIFIED STOCK OPTION" means an option granted under Paragraph VII of the Plan to purchase Stock that is not an Incentive Stock Option.

     (q) "OPTION" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Stock and Nonqualified Stock Options to purchase Stock.

     (r) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

     (s) "PERFORMANCE AWARD" means an Award granted under Paragraph X of the Plan.

     (t) "PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Performance Award.

     (u) "PHANTOM STOCK AWARD" means an Award granted under Paragraph XI of the Plan.

     (v) "PHANTOM STOCK AWARD AGREEMENT" means a written agreement between the Company and a Holder with respect to a Phantom Stock Award.

     (w) "PLAN" means the Mitcham Industries, Inc. 1998 Stock Awards Plan, as amended from time to time.

     (x) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

     (y) "RESTRICTED STOCK AWARD" means an Award granted under Paragraph IX of the Plan.

     (z) "RULE 16B-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

     (aa) "SPREAD" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

     (bb) "STOCK" means the common stock, $0.01 par value, of the Company.

     (cc) "STOCK APPRECIATION RIGHT" means an Award granted under Paragraph VIII of the Plan.

     (dd) "STOCK APPRECIATION RIGHTS AGREEMENT" means a written agreement between the Company and a Holder with respect to an Award of Stock Appreciation Rights.

                 III.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective upon the date of its adoption by the Board, provided that the Plan is approved by the shareholders of the Company within 12 months thereafter. No further Awards may be granted under the Plan after the expiration of 10 years from the date of its adoption by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                              IV.  ADMINISTRATION

     (a)  COMMITTEE.  The Plan shall be administered by the Committee.

     (b) POWERS. Subject to the provisions of the Plan, the Committee shall have sole authority, in its discretion, to determine which employees shall receive an Award, the time or times when such

Award shall be made, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Stock which may be issued under each Option, Stock Appreciation Right or Restricted Stock Award, and the value of each Performance Award and Phantom Stock Award.
 In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

     (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

                V.  GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
                  RESTRICTED STOCK AWARDS, PERFORMANCE AWARDS
              AND PHANTOM STOCK AWARDS; SHARES SUBJECT TO THE PLAN

     (a) STOCK GRANT AND AWARD LIMITS. The Committee may from time to grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph XII, the aggregate number of shares of Stock that may be issued under the Plan shall not exceed 350,000 shares. Shares of Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses or the rights of its Holder terminate or the Award is paid in cash, any shares of Stock subject to such Award shall again be available for the grant of an Award. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award. Separate stock certificates shall be issued by the Company for those shares acquired pursuant the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Stock Option.

     (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Stock or Stock previously issued and outstanding and reacquired by the Company.

                                VI.  ELIGIBILITY

     Awards may be granted only to persons who are employees at the time of grant. Awards may not be granted to any Director who is not an employee. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option or a Nonqualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Award, a Phantom Stock Award or any combination thereof.

                              VII.  STOCK OPTIONS

     (a) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant.

     (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

     (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options as determined by the Committee. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an optionee's Incentive Stock Options will not constitute incentive Stock Options because of such limitation and shall notify the optionee of such determination as soon as practicable after such determination. No Incentive Stock Options shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of
Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

     (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Section 422 of the Code. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Stock from the Company directly to a brokerage firm and (iii) the delivery of the option price from the sale or margin loan proceeds from the brokerage firm directly to the Company. Such Option Agreement may also include, without limitation, provisions relating to (i) vesting of Options, subject to the provisions hereof accelerating such vesting on a Change of Control, (ii) tax matters (including provisions (y) permitting the delivery of additional shares of Stock or the withholding of shares of Stock from those acquired upon exercise to satisfy federal or state income tax withholding requirements and (z) dealing with any other applicable employee wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee shall in its sole discretion determine. The terms and conditions of the respective Option Agreements need not be identical.

     (e) OPTION PRICE AND PAYMENT. The price at which a share of Stock may be purchased upon exercise of an Option shall be determined by the Committee, but (i) such purchase price shall not be less than the Fair Market Value of Stock subject to an Incentive Stock Option on the date immediately preceding the date the Incentive Stock Option is granted and (ii) such purchase price shall be subject to adjustment as provided in Paragraph XII. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee.

     (f) SHAREHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

     (g) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

                        VIII.  STOCK APPRECIATION RIGHTS

     (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchaser the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights may be granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement which shall contain such terms and conditions as may be approved by the Committee. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Stock. With respect to Stock Appreciation Rights that are subject to Section 16 of the 1934 Act, however, the Committee shall, except as provided in Paragraph XII(c), retain sole discretion (i) to determine the form in which payment of the Stock Appreciation Right will be made (I.E., cash, securities or any combination thereof) or (ii) to approve an election by a Holder to receive cash in full or partial settlement of Stock Appreciation Rights. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

     (b) OTHER TERMS AND CONDITIONS. At the time of such Award, the Committee, may in its sole discretion, prescribe additional terms, conditions or restrictions relating to Stock Appreciation Rights, including, but not limited to rules pertaining to termination of employment (by retirement, disability, death or otherwise) of a Holder prior to the expiration of such Stock Appreciation Rights. Such additional terms, conditions or restrictions shall be set forth in the Stock Appreciation Rights Agreement made in conjunction with the Award. Such Stock Appreciation Rights Agreement may also include, without limitation, provisions relating to (i) vesting of Awards, subject to the provisions hereof accelerating vesting on a Change of Control, (ii) tax matters (including provisions covering applicable wage withholding requirements), and (iii) any other matters not inconsistent with the terms and provisions of this Plan, that the Committee shall in its sole discretion determine. The terms and conditions of the respective Appreciation Rights Agreements need not be identical.

     (c) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price (i) shall not be less than the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is granted (or such greater exercise price as may be required if such Stock Appreciation Right is granted in connection with an Incentive Stock Option that must have an exercise price qual to 110% of the Fair Market Value of the Stock on the date of grant pursuant to Paragraph VII(c)), and (ii) shall be subject to adjustment as provided in Paragraph XII.

     (d) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

     (e) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                          IX.  RESTRICTED STOCK AWARDS

     (a) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. Shares of Stock that are the subject of a Restricted Stock Award shall be subject to restrictions disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "FORFEITURE RESTRICTIONS"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Stock, (2) the Company's earnings per share, (3) the Company's revenue, or (4) the Company's pre-tax cash flow from operations, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph IX(b) or Paragraph XII.

     (b) OTHER TERMS AND CONDITIONS. Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends which respect to Stock subject to a Restricted Stock Award, to vote Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions shall have expired, (ii) the Company shall retain custody of the Stock until the Forfeiture Restrictions shall have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions shall have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeiture Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award. Such Restricted Stock Agreement may also include, without limitation, provisions relating to (i) subject to the provisions hereof accelerating vesting on a Change of Control, vesting of Awards, (ii) tax matters (including provisions (y) covering any applicable employee wage withholding requirements and (z) prohibiting an election by the Holder under section 83(b) of the Code), and (iii) any other matters not inconsistent with the terms and provisions of this Plan that the Committee in its sole discretion shall determine.

     (c) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

     (d) AGREEMENTS. At the time any Award is made under this Paragraph IX, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                             X.  PERFORMANCE AWARDS

     (a) PERFORMANCE PERIOD. The Committee shall establish, with respect to and at the time of each Performance Award, a performance period over which the performance of the Holder shall be measured.

     (b) PERFORMANCE AWARDS. Each Performance Award shall have a maximum value established by the Committee at the time of such Award.

     (c) PERFORMANCE MEASURES. A Performance Award shall be awarded to an employee contingent upon future performance of the employee, the Company or any subsidiary, division or department thereof by or in which is he employed during the performance period. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

     (d) AWARDS CRITERIA. In determining the value of Performance Awards, the Committee shall take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

     (e) PAYMENT. Following the end of the performance period, the Holder of a Performance Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Award, based on the achievement of the performance measures for such performance period, as determined by the Committee. Payment of a Performance may be made in cash, Stock or a combination thereof, as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     (f) TERMINATION OF EMPLOYMENT. A Performance Award shall terminate if the Holder does not remain continuously in the employ of the Company at all times during the applicable performance period, except as may be determined by the Committee or as may otherwise be provided in the Award at the time granted.

     (g) AGREEMENTS. At the time any Award is made under this Paragraph X, the Company and the Holder shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and, in addition such matters are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                            XI. PHANTOM STOCK AWARDS

     (a) PHANTOM STOCK AWARDS. Phantom Stock Awards are rights to receive shares of Stock (or cash in an amount equal to the Fair Market Value thereof), or rights to receive an amount equal to any appreciation in the Fair Market Value of Stock (or portion thereof) over a specified period of time, which vest over a period of time or upon the occurrence of an event (including without limitation a Change of Control) as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Phantom Stock Award shall have a maximum value established by the Committee at the time of such Award.

     (b) AWARD PERIOD. The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which or the event upon which the Award shall vest with respect to the Holder.

     (c) AWARDS CRITERIA. In determining the value of Phantom Stock Awards, the Committee shall take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

     (d) PAYMENT. Following the end of the vesting period for a Phantom Stock Award, the Holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Stock or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion. Any payment to be made in Stock shall be based on the Fair Market Value of the Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee.
 If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

     (e) TERMINATION OF EMPLOYMENT. A Phantom Stock Award shall terminate if the Holder does not remain continuously in the employ of the Company at all times during the applicable vesting period, except as may be otherwise determined by the Committee or as set forth in the Award at the time of grant.

     (f) AGREEMENTS. At the time any Award is made under this Paragraph XI, the Company and the Holder shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby and, in addition such matters as are set forth in Paragraph IX(b) as the Committee may determine to be appropriate. The terms and provisions of the respective agreements need not be identical.

                    XII. RECAPITALIZATION OR REORGANIZATION

     (a) The shares with respect to which Awards may be granted are shares of Stock as presently constituted, but if and whenever, prior to the expiration of an Award theretofore granted, the Company shall effect a subdivision or consolidation by the Company, the number of shares of Stock with respect to which such Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     (b) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of an Award theretofore granted the Holder shall be entitled to (or entitled to purchase, if applicable) under such Award, in lieu of the number of shares of Stock then covered by such Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Stock then covered by such Award.

     (c) In the event of a Change of Control, all outstanding Awards shall immediately vest and become exercisable or satisfiable, as applicable. The Committee, in its discretion, may determine that upon the occurrence of a Change of Control, each Award other than an Option outstanding hereunder shall terminate within a specified number of days after notice to the Holder, and such Holder shall receive, with respect to each share of Stock subject to such Award, cash in an amount equal to the excess, if any, of the Change of Control Value. Further, in the event of a Change of Control, the Committee, in its discretion shall act to effect one or more of the following alternatives with respect to outstanding Options, which may vary among individual Holders and which may vary among Options held by any individual
Holder: (i) determine a limited period of time on or before a specified date (before or after such Change of Control) after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Holder an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (PROVIDED, HOWEVER, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or (4) provide that thereafter upon any exercise of an Option theretofore granted the Holder shall be entitled to purchase under such Option, in lieu of the number of shares of Stock then covered by such Option the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the Holder has been the holder of record of the number of shares of Stock then covered by such Option. The provisions contained in this paragraph shall be inapplicable to an Award granted within six (6) months before the occurrence of a Change of Control if the Holder of such Award is subject to the reporting requirements of Section 16(a) of the 1934 Act. The provisions contained in this paragraph shall not terminate any rights of the Holder to further payments pursuant to any other agreements with the Company after a Change of Control.

     (d) If there are changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph XII, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. If there is any change in the outstanding Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

     (e) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (f) Any adjustment provided for in Subparagraphs (a), (b), (c) or (d) above shall be subject to any required shareholder action.

     (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

                  XIII.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Awards have not theretofore been granted.
The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award previously granted may be made that would impair the rights of the Holder without the consent of the Holder (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder), and provided, further, that the Board may not, without approval of the shareholders, amend the Plan to:

     (a) increase the maximum number of shares which may be issued on exercise or surrender of an Award, except as provided in Paragraph XII;

     (b)  change the Option price;

     (c) extend the maximum period during which Awards may be granted under the Plan; or

     (d) decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                              XIV.  MISCELLANEOUS

     (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give an employee any right to be granted an Award to purchase Stock, a right to a Stock Appreciation Right, a Restricted Stock Award, a Performance Award or a Phantom Stock Award or any of the rights hereunder except as may be evidenced by an Award or by an Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement, Performance Award Agreement or Phantom Stock Award Agreement on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assure the payment of any Award.

     (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

     (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

     (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

     (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the Holder's lifetime only by such Holder or the Holder's guardian or legal representative.

     (f) RULE 16B-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

     (g) SECTION 162(M). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that Options and Stock Appreciation Rights granted hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance-based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Holder of any Award previously granted hereunder.

     (h) GOVERNING LAW. This Plan shall be construed in accordance with the laws of the State of Texas.

                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JULY 9, 1998

P The proxies are directed to vote as specified below and in their discretion on all other matters coming before the meeting. If no direction is made, the proxy will vote FOR all nominees listed below, and the approval of independent public accountants. This proxy is solicited by the Board of Directors.

R    1.   ELECTION OF DIRECTORS - Billy F. Mitcham, Jr., Randal Dean Lewis, Paul
          C. Mitcham, Roberto Rios, John F. Schwalbe and William J. Sheppard.


          [ ] Vote FOR from all nominees listed above, except vote withheld from (to withhold authority to vote for any individual nominee, write in the names on the line below:)

O         ----------------------------------------------------------------------


          [ ]  Vote WITHHELD from all nominees


X    2.   APPROVAL OF THE 1998 STOCK AWARDS PLAN

          [ ]  FOR   [ ]  AGAINST              [ ]  ABSTAIN

     3.   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
Y
          [ ]  FOR   [ ]  AGAINST              [ ]  ABSTAIN

          [ ]  I plan to attend the meeting.


                     PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                        PROMPTLY, USING THE ENCLOSED ENVELOPE.

                            MITCHAM INDUSTRIES, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING TO BE HELD JULY 9, 1998

     The undersigned appoints Billy F. Mitcham, Jr. and Roberto Rios, and each of them, as attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Mitcham Industries, Inc. (the "Company") to be held July 9, 1998, and at any adjournments thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting.

                                        Dated:                        , 1998
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                                                  Signature



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                                          Signature if held jointly

                                        THIS PROXY MUST BE SIGNED EXACTLY
                                   AS NAME APPEARS HEREON. Executors,
                                   administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. If signer is a partnership, please sign partnership name by authorized person.